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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                             APOLLO BIOPHARMACEUTICS, INC.
                 (Exact name of registrant as specified in its charter)


      DELAWARE                                             04-3160456
 (State of incorporation                                (I.R.S. Employer
    or organization)                                   Identification No.)


   ONE KENDALL SQUARE, BUILDING 200, SUITE 2200, CAMBRIDGE, MA        02139
       (Address of principal executive offices)                    (Zip Code)


      Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                              Name of each Exchange on which
to be so registered                              each class is to be registered
-------------------                              ------------------------------
     NONE                                                      NONE




       Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $.02 PAR VALUE
                               (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    See "Description of Securities" on page 49 of the Registration Statement on Form SB-2 of Apollo BioPharmaceutics, Inc. (the "Registrant") filed with the Securities and Exchange Commission on December 24, 1996 under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

ITEM 2.  EXHIBITS.

    Exhibit No.    Description
    -----------    -----------
    2.1 Specimen Common Stock Certificate. Filed as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.2 Specimen Common Stock Purchase Warrant. Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.3       Amended and Restated Certificate of Incorporation.  Filed as
              Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.4 By-laws of Apollo. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.5 Registration Rights Agreement, dated December 18, 1996, between Apollo and Neuroscience Partners Limited Partnership. Filed as
              Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.6 Warrant to purchase Common Stock of the Company granted to Neuroscience Partners Limited Partnership dated December 18, 1996. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.7 Amended and Restated 1993 Incentive and Non-Qualified Stock Option Plan. Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.8 1996 Director Stock Option Plan. Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

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    2.9*      Royalty Purchase Agreement dated December 18, 1996 between the
              Company and Neuroscience Partners Limited Partnership.  Filed as
              Exhibit 10.4 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

_________________

* Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act.

                                      -3-

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                                      SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             APOLLO BIOPHARMACEUTICS, INC.


Dated:  March 17, 1997       By:  /s/ John J. Curry
                                --------------------------------------------
                             John J. Curry
                             Vice President of Finance and Administration &
                             Chief Financial Officer


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                                    EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
    2.1 Specimen Common Stock Certificate. Filed as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.2 Specimen Common Stock Purchase Warrant. Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.3       Amended and Restated Certificate of Incorporation.  Filed as
              Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.4 By-laws of Apollo. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.5 Registration Rights Agreement, dated December 18, 1996, between Apollo and Neuroscience Partners Limited Partnership. Filed as
              Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.6 Warrant to purchase Common Stock of the Company granted to Neuroscience Partners Limited Partnership dated December 18, 1996. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.7 Amended and Restated 1993 Incentive and Non-Qualified Stock Option Plan. Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.8 1996 Director Stock Option Plan. Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.

    2.9* Royalty Purchase Agreement dated December 18, 1996 between the Company and Neuroscience Partners Limited Partnership. Filed as
              Exhibit 10.4 to the Registrant's Registration Statement on Form SB-2 and hereby incorporated by reference.
_________________

* Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act.

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